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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-8066

AIM Combination Stock & Bond Funds

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)

Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:            (713) 626-1919

Date of fiscal year end:            8/31

Date of reporting period:            02/29/04

INVESCO Core Equity Fund

Semiannual Report to Shareholders • February 29, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

- servicemark -

[AIM Investments Logo] - servicemark –

INVESCO CORE EQUITY FUND seeks to provide a high total return through both growth and current income.

■	Unless otherwise stated, information presented is as of 2/29/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the fund

■	At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The fund is not managed to track the performance of any particular index, including the index defined here, and consequently, the performance of the fund may deviate significantly from the performance of the index.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Major stock market indexes here and abroad delivered positive performance during the six months covered by this report. As is historically the case, bond market returns were more modest, but positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product during the third and fourth quarters of 2003. Overseas, particularly in Europe, economic performance picked up during the second half of 2003.

Robert H. Graham

Investors in the United States seem to have regained their confidence. They added $26.2 billion to U.S. stock mutual funds in February 2004 and $1.5 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $21 billion in net outflows during the month. As the reporting period closed, total mutual fund assets stood at a record $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking that 2004 will see a rerun of the markets’ good performance during 2003. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the reporting period, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman and President
March 31, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund implements new investment strategy

For the six months ended February 29, 2004, INVESCO Core Equity Fund’s Investor Class shares returned 8.61%. Investor Class shares have no front-end or contingent deferred sales charge; therefore, performance is at net asset value. The returns for the other share classes of the fund are shown in the table below. The fund’s broad market index, the S&P 500 Index, returned 14.59% for the same period. The primary reason the fund underperformed the index is that the fund’s holdings in the consumer sectors and the energy sector underperformed the stocks in the index in those sectors.

Market conditions

During the six-month reporting period, the S&P 500 Index rose fairly steadily, and economic conditions generally improved. The nation’s gross domestic product, widely regarded as the broadest measure of economic activity, expanded at an annualized rate of 8.2% in the third quarter and 4.1% in the fourth quarter of 2003. In a report to Congress in February 2004, the Federal Reserve Board (the Fed) noted that industrial production, corporate profits, and business and consumer spending all increased during the reporting period.

Total U.S. retail and food services sales from November 2003 through January 2004 were up 6.2% compared to the same three months a year earlier. The period included the holiday season, which is critical from a sales perspective for many businesses. The Fed also noted in its report that capital spending increased and some firms had started to build up their inventories, both indictors that business confidence had improved. The housing market also continued to be “robust,” according to the Fed.

Inflation was subdued and interest rates were low. The Fed kept the short-term federal funds rate at 1.00%, its lowest level since 1958. The job market remained weak, however. Though the unemployment rate declined during the reporting period, it was still 5.6% at the end of February 2004.

All sectors of the S&P 500 recorded double-digit total returns for the reporting period. Of the 10 sectors in the index, the financials sector provided the highest total return, followed by energy and materials. The consumer discretionary sector turned in the lowest total return, behind information technology and industrials.

Your fund

We have been affiliated with the fund for eight months. Since then, changes have been made to the fund’s management team and the fund’s investment strategy. The fund was transitioned solely to our leadership on October 15, 2003, and by the following month, we had completed the alignment of the fund’s holdings with the fund’s new strategy.

The fund’s new investment strategy is a disciplined strategy we call multiple attribute diversification. Using this strategy, stocks can be eligible for our selection if they possess at least one of three attributes. These attributes are:

■	Low P/E ratio: The stock’s price-to-earnings ratio must be 20% below the average P/E ratio of the stocks in the S&P 500.

■	High yield: The stock’s dividend yield must be 20% higher than the average dividend of the stocks in the S&P 500.

TOP 10 EQUITY HOLDINGS*

1. Pfizer Inc.	4.2%
2. Microsoft Corp.	3.5
3. Citigroup Inc.	3.5
4. Cisco Systems, Inc.	3.3
5. Fannie Mae	3.2
6. Johnson & Johnson	2.9
7. Goldman Sachs Group, Inc. (The)	2.7
8. Morgan Stanley	2.7
9. Intel Corp.	2.6
10. General Electric Co.	2.6

TOP 10 INDUSTRIES*

1. Thrifts & Mortgage Finance	8.0%
2. Pharmaceuticals	7.1
3. Semiconductors	6.1
4. Investment Banking & Brokerage	5.4
5. Communications Equipment	5.2
6. Industrial Machinery	4.8
7. Systems Software	4.7
8. Aerospace & Defense	3.7
9. Home Improvement Retail	3.6
10. Other Diversified Financial Services	3.5

TOTAL NUMBER OF HOLDINGS*	55
TOTAL NET ASSETS	$2.49 billion
*	Excludes money market fund holdings. The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

FUND VS. INDEX

Total returns, 8/31/03-2/29/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares	8.52%
Class B Shares	8.02
Class C Shares	7.95
Class K Shares	7.93
Investor Class Shares	8.61
S&P 500 Index (Broad Market Index)	14.59

Source: Lipper, Inc.

2

■	Above-average growth: The stock exhibits one of the following: earnings growth of at least 10% over the last five years, no down years in earnings for the previous five years, or earnings that are consistently in the top 25% of stocks in the S&P 500.

The fund’s portfolio is diversified across these three attributes in that we maintain a 20% to 50% exposure to each attribute. This results in a portfolio that contains both growth and value stocks. We believe that because growth and value stocks alternately outperform one another as market conditions change, a portfolio containing both types helps protect the fund from the volatility that can be associated with investing solely in growth or value stocks.

The fund focuses on large- and mid-cap stocks. After stocks with the appropriate market capitalization have been found to possess one or more of the three attributes, they are further analyzed so that we are certain they pass scrutiny based on fundamental, valuation and technical factors.

Fund performance for the period was enhanced by our decision to invest more heavily than the index in the materials sector. The earnings of the economically sensitive companies within this sector benefited from the recovery in the economy. We were also overweight in financials. The financials sector was the best-performing sector in the S&P 500 for the period, and the materials sector was the third-best-performing sector. As stated previously, the fund’s stocks in the energy sector underperformed the energy stocks in the index. This was a disappointment, as the energy sector turned in the second-best performance in the index.

Specific holdings that contributed to fund performance included Pfizer, the world’s largest research-based pharmaceuticals company, and Phelps Dodge, the world’s second-largest copper producer.

Pfizer manufactures many well-known prescription and over-the-counter drugs including Lipitor, Celebrex, Sudafed, and Benedryl. For its fiscal year ended December 31, 2003, Pfizer reported sales growth of 39.6% over the previous year. The company attributed its success to the fact that 14 of its products were the top sellers in their therapeutic categories.

Phelps Dodge benefited from rising copper prices during the period. For its fiscal year ended December 31, 2003, Phelps Dodge reported an 11.3% increase in sales over the previous year. As of the close of the reporting period, we no longer held Phelps Dodge.

Holdings that detracted from fund performance included the discount department store chain Kohl’s and pharmaceuticals giant Merck. In its third fiscal quarter earnings release issued in November 2003, Kohl’s reported that comparable store sales had declined 1.3%. In its October 2003 release, Merck posted nearly flat third-quarter earnings and projected that it would fall short of Wall Street’s estimates for its full-year earnings. The fund no longer owns either of these stocks.

In closing

Over the period we have transitioned the fund to a new strategy and aligned the fund’s portfolio with the strategy. We believe strongly in this strategy, and we appreciate your continued participation in the fund.

See important fund and index disclosures inside front cover.

HEYMAN [PHOTO]

Michael Heyman

Michael Heyman, Chartered Financial Analyst, is a portfolio manager for INVESCO Core Equity Fund. He holds a B.A. from Northwestern University and has more than 26 years of investment management experience.

LATTIS [PHOTO]

Mark Lattis

Mark Lattis, Chartered Financial Analyst, is a portfolio manager for INVESCO Core Equity Fund. He has more than 11 years of investment management experience. He holds a B.S. from the University of Louisville and an M.B.A. from the University of Kentucky.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Below you will find a presentation of your fund’s long-term performance record for periods ended 2/29/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS

As of 2/29/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	-4.02%
1 Year	23.42

Class B Shares
Inception (3/28/02)	-4.17%
1 Year	24.00

Class C Shares
Inception (2/14/00)	-1.76%
1 Year	28.00

Class K Shares
Inception (12/13/00)	-4.80%
1 Year	29.06

Investor Class Shares
Inception (2/1/60)	12.35%
10 Years	7.73
5 Years	0.93
1 Year	30.53

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/03, including applicable sales charges

Class A Shares
Inception (3/28/02)	-5.00%
1 Year	16.95

Class B Shares
Inception (3/28/02)	-5.12%
1 Year	17.06

Class C Shares
Inception (2/14/00)	-2.07%
1 Year	21.24

Class K Shares
Inception (12/13/00)	-5.35%
1 Year	22.23

Investor Class Shares
Inception (2/1/60)	12.37%
10 Years	7.80
5 Years	0.56
1 Year	23.61

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares do not have a front-end sales charge; returns shown at net asset value do not reflect a 0.70% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end or a contingent deferred sales charge; therefore, performance is at net asset value.

The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses for Class B and Class K shares, returns for Class B and Class K shares would have been lower.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

FINANCIALS

Schedule of Investments

February 29, 2004

(Unaudited)

	Shares	Market Value

Common Stocks–98.57%

Aerospace & Defense–3.69%
Honeywell International Inc.	1,169,700	$40,997,985

United Technologies Corp.	553,700	51,001,307

		91,999,292

Aluminum–1.52%
Alcoa Inc.	1,007,500	37,751,025

Asset Management & Custody Banks–2.99%
Bank of New York Co., Inc. (The)	1,100,500	36,316,500

State Street Corp.	712,900	38,304,117

		74,620,617

Biotechnology–1.16%
Amgen Inc.(a)	456,800	29,020,504

Building Products–1.47%
Masco Corp.	1,308,100	36,679,124

Communications Equipment–5.16%
Cisco Systems, Inc.(a)	3,516,000	81,219,600

QUALCOMM Inc.	747,500	47,428,875

		128,648,475

Computer Hardware–3.23%
Dell Inc.(a)	1,418,800	46,323,820

International Business Machines Corp.	353,000	34,064,500

		80,388,320

Computer Storage & Peripherals–0.56%
EMC Corp.(a)	982,800	14,073,696

Construction & Farm Machinery & Heavy Trucks–1.11%
Deere & Co.	429,100	27,561,093

Consumer Finance–1.68%
MBNA Corp.	1,529,600	41,803,968

Diversified Chemicals–3.40%
E. I. du Pont de Nemours & Co.	712,900	32,144,661

Eastman Chemical Co.	678,300	28,726,005

PPG Industries, Inc.	408,300	23,963,127

		84,833,793

Drug Retail–2.23%
Walgreen Co.	1,557,300	55,533,318

Electrical Components & Equipment–0.97%
Emerson Electric Co.	387,600	24,217,248

	Shares	Market Value

Electronic Manufacturing Services–1.66%
Jabil Circuit, Inc.(a)	1,474,200	$41,248,116

Forest Products–1.23%
Weyerhaeuser Co.	470,600	30,706,650

General Merchandise Stores–1.98%
Target Corp.	1,121,200	49,287,952

Health Care Equipment–1.82%
Medtronic, Inc.	969,000	45,446,100

Home Improvement Retail–3.58%
Home Depot, Inc. (The)	899,800	32,671,738

Lowe’s Cos., Inc.	1,011,300	56,632,800

		89,304,538

Household Products–1.51%
Procter & Gamble Co. (The)	366,826	37,603,333

Hypermarkets & Super Centers–1.73%
Wal-Mart Stores, Inc.	724,600	43,157,176

Industrial Conglomerates–2.63%
General Electric Co.	2,015,100	65,531,052

Industrial Gases–3.30%
Air Products & Chemicals, Inc.	685,200	33,054,048

Praxair, Inc.	1,356,500	49,268,080

		82,322,128

Industrial Machinery–4.75%
Eaton Corp.	982,800	57,533,112

Ingersoll-Rand Co.–Class A (Bermuda)	913,600	60,736,128

		118,269,240

Internet Retail–1.13%
eBay Inc.(a)	408,300	28,115,538

Investment Banking & Brokerage–5.39%
Goldman Sachs Group, Inc. (The)	643,700	68,148,519

Morgan Stanley	1,107,400	66,178,224

		134,326,743

Movies & Entertainment–1.17%
Viacom Inc.–Class B	759,100	29,194,986

Multi-Line Insurance–1.91%
American International Group, Inc.	641,800	47,493,200

F-1

	Shares	Market Value

Other Diversified Financial Services–3.46%
Citigroup Inc.	1,716,500	$86,271,290

Paper Products–1.71%
International Paper Co.	962,000	42,578,120

Pharmaceuticals–7.06%
Johnson & Johnson	1,335,800	72,012,978

Pfizer Inc.	2,837,680	104,000,972

		176,013,950

Property & Casualty Insurance–1.01%
Allstate Corp. (The)	553,700	25,265,331

Semiconductor Equipment–0.97%
Applied Materials, Inc.(a)	1,135,100	24,109,524

Semiconductors–6.12%
Altera Corp.(a)	1,342,700	29,646,816

Intel Corp.	2,242,500	65,548,275

Linear Technology Corp.	897,100	35,875,029

Maxim Integrated Products, Inc.	429,100	21,416,381

		152,486,501

Soft Drinks–1.50%
PepsiCo, Inc.	719,800	37,357,620

	Shares	Market Value

Specialty Stores–1.10%
Bed Bath & Beyond Inc.(a)	671,400	$27,446,832

Systems Software–4.70%
Microsoft Corp.	3,308,300	87,669,950

Oracle Corp.(a)	2,284,000	29,417,920

		117,087,870

Thrifts & Mortgage Finance–7.98%
Fannie Mae	1,072,800	80,352,720

Freddie Mac	553,700	34,285,103

PMI Group, Inc. (The)	1,017,400	40,289,040

Radian Group Inc.	1,003,600	43,857,320

		198,784,183

Total Common Stocks (Cost $2,145,742,447)		2,456,538,446

Money Market Funds–1.35%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $33,528,073)(b)	33,528,073	33,528,073

TOTAL INVESTMENTS–99.92% (Cost $2,179,270,520)		2,490,066,519

OTHER ASSETS LESS LIABILITIES–(0.08%)		2,115,333

NET ASSETS–100.00%		$2,492,181,852

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

F-2

Statement of Assets and Liabilities

February 29, 2004

(Unaudited)

Assets:
Investments, at market value (cost $2,145,742,447)	$2,456,538,446

Investments in affiliated money market funds (cost $33,528,073)	33,528,073

Total investments (cost $2,179,270,520)	2,490,066,519

Receivables for:
Fund shares sold	700,250

Dividends	3,493,399

Amount due from advisor	3,081,593

Investment for deferred compensation and retirement plans	572,396

Total assets	2,497,914,157

Liabilities:
Payables for:
Fund shares reacquired	2,517,816

Deferred compensation and retirement plans	707,922

Accrued distribution fees	298,925

Accrued trustees fees	143,777

Accrued transfer agent fees	1,916,676

Accrued operating expenses	147,189

Total liabilities	5,732,305

Net assets applicable to shares outstanding	$2,492,181,852

Net assets consist of:
Shares of beneficial interest	$2,050,543,076

Undistributed net investment income	1,486,347

Undistributed net realized gain from investment securities	129,356,430

Unrealized appreciation of investment securities	310,795,999

$2,492,181,852

Net Assets:
Class A	$9,132,456

Class B	$1,539,804

Class C	$10,126,901

Class K	$22,857,179

Investor Class	$2,448,525,512

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	798,800

Class B	136,345

Class C	889,832

Class K	2,026,490

Investor Class	212,169,045

Class A:
Net asset value per share	$11.43

Offering price per share:
(Net asset value of $11.43 ÷ 94.50%)	$12.10

Class B:
Net asset value and offering price per share	$11.29

Class C:
Net asset value and offering price per share	$11.38

Class K:
Net asset value and offering price per share	$11.28

Investor Class:
Net asset value and offering price per share	$11.54

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Operations

For the six months ended February 29, 2004

(Unaudited)

Investment income:
Dividends (net of foreign withholding tax of $330)	$19,364,578

Dividends from affiliated money market funds	173,047

Total investment income	19,537,625

Expenses:
Advisory fees	6,508,683

Administrative services fees	580,008

Custodian fees	99,695

Distribution fees:
Class A	14,304

Class B	7,660

Class C	50,162

Class K	50,283

Investor Class	1,885,219

Transfer Agent fees:
Class A	6,853

Class B	3,062

Class C	21,491

Class K	155,750

Investor Class	2,805,452

Trustees’ fees	30,663

Reports to shareholders	714,999

Other	312,741

Total expenses	13,247,025

Less: Fees waived and expenses reimbursed	(3,601,998)

Net expenses	9,645,027

Net investment income	9,892,598

Realized and unrealized gain (loss) from investment securities:
Net realized gain from investment securities	412,417,700

Change in net unrealized appreciation (depreciation) of investment securities	(206,856,809)

Net gain from investment securities	205,560,891

Net increase in net assets resulting from operations	$215,453,489

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Changes in Net Assets

For the six months ended February 29, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003

(Unaudited)

	Six months ended February 29, 2004	Three months ended August 31, 2003	Year ended May 31, 2003

Operations:
Net investment income	$9,892,598	$5,818,186	$24,807,474

Net realized gain from investment securities	412,417,700	40,441,687	(211,794,329)

Change in net unrealized appreciation (depreciation) of investment securities	(206,856,810)	83,219,495	(136,219,795)

Net increase in net assets resulting from operations	215,453,488	129,479,368	(323,206,650)

Distributions to shareholders from net investment income:
Class A	(17,280)	(6,082)	(52,765)

Class B	—	—	(7,356)

Class C	1	(998)	—

Class K	—	—	(25,622)

Investor Class	(8,321,922)	(5,589,406)	(24,864,139)

Total distributions from net investment income	(8,339,201)	(5,596,486)	(24,949,882)

Distributions to shareholders from net realized gains:
Class A	(247,499)	—	—

Class B	(39,069)	—	—

Class C	(278,310)	—	—

Class K	(597,963)	—	—

Investor Class	(68,860,894)	—	—

Total distributions from net realized gains	(70,023,735)	—	—

Decrease in net assets resulting from distributions	(78,362,936)	(5,596,486)	(24,949,882)

Share transactions–net:
Class A	4,675,836	(1,000,540)	4,187,777

Class B	72,540	62,611	974,556

Class C	(791,356)	1,057,099	294,251

Class K	(3,436,615)	1,769,791	(2,275,396)

Investor Class	(240,517,805)	(86,425,065)	(322,823,704)

Net increase (decrease) in net assets resulting from share transactions	(239,997,400)	(84,536,104)	(319,642,516)

Net increase (decrease) in net assets	(102,906,848)	39,346,778	(667,799,048)

Net assets:
Beginning of period	2,595,088,700	2,555,741,922	3,223,540,970

End of period (including undistributed net investment income of $(1,486,347), $(67,050) and $(288,750) for February 29, 2004, August 31, 2003 and May 31, 2003, respectively)	$2,492,181,852	$2,595,088,700	$2,555,741,922

See accompanying notes which are an integral part of the financial statements.

F-5

Notes to Financial Statements

February 29, 2004

(Unaudited)

NOTE 1—Significant Accounting Policies

INVESCO Core Equity Fund (the “Fund”) is a series portfolio of AIM Combination Stock & Bond Funds (the “Trust”, formerly known as, INVESCO Combination Stock & Bond Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
E.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charges to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F-6

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.60%

From $350 million to $700 million	0.55%

From $700 million to $2 billion	0.50%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through February 29, 2004, the Fund paid advisory fees to AIM of $3,458,327. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003, through November 24, 2003, the Fund paid advisory fees to IFG of $3,050,355. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has contractually agreed to limit total annual operating expenses for Class A, Class B, Class C and Class K shares to 2.10%, 2.75%, 2.75% and 2.20%, respectively and has voluntarily agreed to limit total annual operating expenses of Class A and Class B shares to 1.50% and 2.15%, respectively. The expense limitations exclude interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund, if any). For the period November 6, 2003 through February 29, 2004, AIM waived fees of $2,352.

For the period November 25, 2003 through February 29, 2004, AIM reimbursed transfer agency expenses of the Fund of $0, $2,758, $0, $10,062 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $0, $304, $0, $24,141 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through February 29, 2004, AIM reimbursed other class-specific expenses of the Fund of $0, $3,152, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed other class-specific expenses of the Fund of $0, $0, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through February 29, 2004, AIM did not reimburse fund level expenses of the Fund. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $89,063.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At February 29, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Class K and Investor Class shares was $0, $1,440, $0, $109,845 and $0, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C, Class K and Investor Class shares was $0, $1,919, $0, $0 and $0, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C, Class K and Investor Class shares was $0, $5,826, $0, $0 and $0, respectively. For the period November 25, 2003 through February 29, 2004, the Fund reimbursed AIM for previously reimbursed Fund expenses of $15,972. Prior to November 25, 2003, the Fund reimbursed IFG for previously reimbursed Fund expenses of $24,445.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through February 29, 2004, AIM was paid $308,066 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, IFG was paid $271,941 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period September 1, 2003 through September 30, 2003, IFG retained $2,974,044 for such services. For the period October 1, 2003 through February 29, 2004, AISI retained $18,420 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended February 29, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $14,304, $5,745, $50,162, $50,273 and $1,459,219, respectively, after AIM Distributors waived plan fees of $426,000 for Investor Class shares. The advisor has reimbursed $3,044,166 of Investor Class Rule 12b-1 fees paid in prior years in excess of the limitation contained in the 12b-1 plan and agreement.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended February 29, 2004, AIM Distributors retained $3,340 in front-end sales commissions from the sale of Class A shares and $0, $0, $1,837 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

F-7

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended February 29, 2004.

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 02/29/04	Income Divided	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	$31,189,550	$373,398,655	$(371,060,132)	—	$33,528,073	$173,047	—

Total	$31,189,550	$373,398,655	$(371,060,132)	—	$33,528,073	$173,047	—

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

During the six months ended February 29, 2004, the Fund paid legal fees of $1,985 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended February 29, 2004.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended February 29, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

NOTE 5—Borrowings (Continued)

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

August 31, 2010	$203,269,965

Total capital loss carryforward	$203,269,965

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended February 29, 2004 was $1,940,585,244 and $2,250,764,879, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$335,888,894

Aggregate unrealized (depreciation) of investment securities	(25,092,895)

Net unrealized appreciation of investment securities	$310,795,999

Cost of investments for tax purposes is $2,179,270,520.

F-8

NOTE 8—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Six months ended February 29, 2004		Year ended August 31, 2003		Year ended May 31, 2003
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	592,055	$6,365,063	55,314	$586,906	811,049	$7,869,888

Class B	55,820	615,109	8,424	89,024	109,624	1,058,736

Class C	295,398	3,254,103	310,777	3,290,246	977,548	9,600,440

Class K	247,402	2,721,141	246,903	2,602,092	900,319	8,695,901

Investor Class	4,885,388	54,807,502	14,299,729	153,015,949	134,487,016	1,296,519,272

Issued as reinvestment of dividends:
Class A	23,489	258,555	516	5,603	5,018	49,151

Class B	3,324	36,128	—	—	557	5,441

Class C	24,516	268,687	87	944	—	—

Class K	55,112	597,963	—	—	2,620	25,622

Investor Class	6,487,574	72,077,845	469,968	5,146,153	2,317,437	22,900,224

Automatic conversion of Class B shares to Class A shares:*
Class A	2,776	32,002	—	—	—	—

Class B	(2,812)	(32,002)	—	—	—	—

Reacquired:
Class A	(177,803)	(1,979,784)	(148,933)	(1,593,049)	(390,387)	(3,731,262)

Class B	(49,081)	(546,695)	(2,484)	(26,413)	(9,405)	(89,621)

Class C	(392,084)	(4,314,146)	(210,499)	(2,234,091)	(962,681)	(9,306,189)

Class K	(634,609)	(6,755,719)	(78,856)	(832,301)	(1,199,935)	(10,996,919)

Investor Class	(32,503,037)	(367,403,152)	(22,839,113)	(244,587,167)	(169,909,141)	(1,642,243,200)

	(21,086,572)	$(239,997,400)	(7,888,167)	$(84,536,104)	(32,860,361)	$(319,642,516)

*	Prior to the six months ended February 29, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-9

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended February 29, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	April 1, 2002 (Date sales commenced) to May 31, 2002

Net asset value, beginning of period	$10.86		$10.35		$11.56	$12.34

Income from investment operations:
Net investment income	0.01	(a)	0.00		0.15	0.01

Net gains (losses) on securities (both realized and unrealized)	0.89		0.53		(1.21)	(0.71)

Total from investment operations	0.90		0.53		(1.06)	(0.70)

Less distributions:
Dividends from net investment income	(0.02)		(0.02)		(0.15)	(0.08)

Distributions from net realized gains	(0.31)		—		—	—

Total distributions	(0.33)		(0.02)		(0.15)	(0.08)

Net asset value, end of period	$11.43		$10.86		$10.35	$11.56

Total return(b)	8.43%		5.09%		(9.09)%	(5.67)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$9,132		$3,893		$4,674	$297

Ratio of expenses to average net assets	1.32	%(c)	1.26	%(d)	1.23%	0.99	%(d)

Ratio of net investment income to average net assets	0.21	%(c)	0.64	%(d)	0.92%	1.41	%(d)

Portfolio turnover rate(e)	144%		14%		36%	25%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $8,218,897.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-10

NOTE 9—Financial Highlights (continued)

	Class B
	Six months ended February 29,		Three months ended August 31,		Year ended May 31,		April 1, 2001 (Date sales commenced) to May 31,

	2004		2003		2003		2002

Net asset value, beginning of period	$10.76		$10.27		$11.54		$12.34

Income from investment operations:
Net investment income (loss)	(0.03	)(a)	0.00		0.00	(a)	0.01

Net gains (losses) on securities (both realized and unrealized)	0.87		0.49		(1.17)		(0.73)

Total from investment operations	0.84		0.49		(1.17)		(0.72)

Less distributions:
Dividends from net investment income Distributions from net realized gains	— (0.31)		— —		(0.10 —)		(0.08 —)

Total distributions	(0.31)		—		(0.10)		(0.08)

Net asset value, end of period	$11.29		$10.76		$10.27		$11.54

Total return(b)	7.92%		4.77%		(10.11)%		(5.83)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,539		$1,390		$1,264		$258

Ratio of expenses to average net assets	2.15	%(c)(d)	2.16	%(e)	2.16	%(d)	1.62	%(e)

Ratio of net investment income (loss) to average net assets	(0.61	)%(c)	(0.19	)%(d)	(0.05)%		0.84	%(e)

Portfolio turnover rate(f)	144%		14%		36%		25%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $1,540,405.
(d)	After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.97% (annualized), 2.35% (annualized) and 2.57% for the six months ended February 29, 2004, three months ended August 31, 2003 and the year ended May 31, 2003, respectively.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

F-11

NOTE 9—Financial Highlights (continued)

	Class C
	Six months ended February 29, 2004		Three months ended August 31, 2003		Year ended May 31,				February 15, 2000 (Date sales commenced) to May 31, 2000
					2003		2002	2001

Net asset value, beginning of period	$10.85		$10.34		$11.51		$13.77	$15.32	$14.55

Income from investment operations:
Net investment income (loss)	(0.04	)(a)	0.00		(0.01)		0.05	0.18	0.12

Net gains (losses) on securities (both realized and unrealized)	0.88		0.51		(1.16)		(1.86)	(0.38)	0.84

Total from investment operations	0.84		0.51		(1.17)		(1.81)	(0.20)	0.96

Less distributions:
Dividends from net investment income	(0.00)		—		—		(0.45)	(1.35)	(0.19)
Distributions from net realized gains	(0.31)		—		—		—	—	—

Total distributions	(0.31)		—		—		(0.45)	(1.35)	(0.19)

Net asset value, end of period	$11.38		$10.85		$10.34		$11.51	$13.77	$15.32

Total return(b)	7.85%		4.94%		(10.17)%		(13.17)%	(1.22)%	6.66%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$10,126		$10,435		$8,912		$9,747	$10,404	$1,388

Ratio of expenses to average net assets	2.27	%(c)(d)	2.12	%(e)	2.20	%(e)	1.90%	1.73%	1.67	%(e)

Ratio of net investment income (loss) to average net assets	(0.74	)%(c)	(0.15	)%(e)	(0.12	)%(e)	0.40%	0.75%	0.94	%(e)

Portfolio turnover rate(f)	144%		14%		36%		25%	36%	50%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $10,087,448.
(d)	After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers was 2.28% (annualized).
(e)	Annualized.
(f)	Not annualized for periods less than one year.

F-12

NOTE 9—Financial Highlights (continued)

	Class K
	Six months ended February 29, 2004		Three months ended August 31, 2003		Year ended May 31,			December 14, 2001 (Date Sales Commenced) to May 31, 2001

					2003		2002

Net asset value, beginning of period	$10.75		$10.25		$11.41		$13.84	$14.38

Income from investment operations:
Net investment income (loss)	(0.04	)(a)	0.00	(a)	0.01	(a)	0.20	(0.05)

Net gains (losses) on securities (both realized and unrealized)	0.88		0.50		(1.16)		(1.98)	(0.48)

Total from investment operations	0.84		0.50		(1.15)		(1.78)	(0.53)

Less distributions:
Dividends from net investment income Distributions from net realized gains	— (0.31)		— —		(0.01 —)		(0.65 —)	(0.01 —)

Total distributions	(0.31)		—		(0.01)		(0.65)	(0.01)

Net asset value, end of period	$11.28		$10.75		$10.25		$11.41	$13.84

Total return(b)	7.93%		4.88%		(10.07)%		(12.91)%	(3.68)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$22,857		$25,351		$22,450		$28,372	$1

Ratio of expenses to average net assets	2.20	%(c)	2.11	%(d)	1.98	%(e)	1.18%	3.00	%(d)

Ratio of net investment income (loss) to average net assets	(0.66	)%(c)	(0.14	)%(d)	0.08%		1.08%	(0.71	)%(d)

Portfolio turnover rate(f)	144%		14%		36%		25%	36%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $22,470,598.
(d)	Annualized.
(e)	After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.51% (annualized) and 2.63% for the six months ended February 29, 2004 and the year ended May 31, 2003, respectively.
(f)	Not annualized for periods less than one year.

F-13

NOTE 9—Financial Highlights (continued)

	Investor Class
	Six months ended February 29, 2004		Three months ended August 31, 2003		Year ended May 31,				Eleven months ended May 31, 1999
					2003	2002	2001	2000

Net asset value, beginning of period	$10.95		$10.43		$11.60	$13.91	$15.45	$15.85	$16.18

Income from investment operations:
Net investment income (loss)	0.05	(a)	0.02		0.10	0.16	0.22	0.24	0.30

Net gains (losses) on securities (both realized and unrealized)	0.89		0.52		(1.17)	(1.88)	(0.31)	1.05	1.19

Total from investment operations	0.94		0.54		(1.07)	(1.72)	(0.09)	1.29	1.49

Less distributions:
Dividends from net investment income	(0.04)		(0.02)		(0.10)	(0.59)	(1.45)	(1.69)	(1.82)

Distributions from net realized gains	(0.31)		—		—	—	—	—	—

Total distributions	(0.35)		(0.02)		(0.10)	(0.59)	(1.45)	(1.69)	(1.82)

Net asset value, end of period	$11.54		$10.95		$10.43	$11.60	$13.91	$15.45	$15.85

Total return(b)	8.61%		5.22%		(9.18)%	(12.42)%	(0.45)%	8.46%	10.31%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,445,480		$2,554,020		$2,518,441	$3,184,866	$4,120,025	$4,405,739	$4,845,036

Ratio of expenses to average net assets	0.98	%(c)(d)	1.05	%(e)	1.08%	1.02%	0.96%	0.93%	0.90	%(d)(e)

Ratio of net investment income to average net assets	0.55	%(c)	0.91	%(e)	0.99%	1.27%	1.47%	1.52%	2.10	%(d)

Portfolio turnover rate(f)	144%		14%		36%	25%	36%	50%	47%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $2,527,435,893.
(d)	After fee waivers and expense reimbursements, ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.02% (annualized) and 0.91% (annualized) for the six months ended February 29, 2004 and the eleven months ended May 31, 1999, respectively.
(e)	Annualized.
(f)	Not annualized for periods of less than one year.

NOTE 10—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. IFG currently serves as the investment advisor to INVESCO Variable Investment Funds, Inc. (“IVIF”). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF. On April 30, 2004, AIM will succeed IFG as the investment advisor to IVIF.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

F-14

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel’s directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-15

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Core Equity Fund, a portfolio of AIM Combination Stock & Bond Funds (formerly INVESCO Combination Stock & Bond Funds, Inc., and AIM Combination Stock & Bond Funds, Inc.), (“Company”) a Maryland corporation, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003 and November 4, 2003. The meeting was held for the following purposes:

(1)	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Directors/Matter	Votes For	Withholding Authority

(1)*	Bob R. Baker Frank S. Bayley James T. Bunch Bruce L. Crockett Albert R. Dowden Edward K. Dunn, Jr. Jack M. Fields Carl Frischling Robert H. Graham Gerald J. Lewis Prema Mathai-Davis Lewis F. Pennock Ruth H. Quigley Louis S. Sklar Larry Soll, Ph.D. Mark H. Williamson	166,072,606 166,164,364 166,212,186 166,235,538 166,136,728 166,130,617 166,157,786 166,013,925 166,017,725 165,893,700 166,063,905 166,165,464 165,898,170 166,094,101 166,202,999 165,982,958	8,345,394 8,253,636 8,205,814 8,182,462 8,281,272 8,287,383 8,260,214 8,404,075 8,400,275 8,524,300 8,354,095 8,252,536 8,519,830 8,323,899 8,215,001 8,435,042

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	127,789,148	7,143,861	4,563,891

(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	127,367,442	7,437,448	4,692,010

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	148,629,307	7,983,718	17,804,975	**

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	156,957,964	8,515,900	19,869,530	**

The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(4)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	160,392,815	8,623,357	20,168,480	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Combination Stock & Bond Funds, Inc.
**	Includes Broker Non-Votes

F-16

OTHER INFORMATION

Trustees and Officers

Board of Trustees	Officers	Office of the Fund

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn, Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph.D.

Mark H. Williamson

Robert H. Graham

Chairman and President

Mark H. Williamson

Executive Vice President

Kevin M. Carome

Senior Vice President, Secretary and Chief Legal Officer

Sidney M. Dilgren

Vice President and Treasurer

Robert G. Alley

Vice President

Stuart W. Coco

Vice President

Melville B. Cox

Vice President

Karen Dunn Kelley

Vice President

Edgar M. Larsen

Vice President

11 Greenway Plaza
Suite 100

Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Sub-Advisor

INVESCO Institutional (N.A.), Inc.

One Midtown Plaza

1360 Peachtree Street, N.E.

Suite 100

Atlanta, GA 30309

Transfer Agent

AIM Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

Counsel to the Fund

Ballard Spahr

Andrews & Ingersoll, LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Counsel to the Trustees

Kramer, Levin, Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022-3852

Distributor

A I M Distributors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Equity Fund5

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31,2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-CEQ-SAR-1

[Your goals. Our solutions.]

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Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

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INVESCO Total Return Fund

Semiannual Report to Shareholders • February 29, 2004

[COVER IMAGE]

[Your goals. Our solutions.]
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[AIM Investments Logo]
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INVESCO TOTAL RETURN FUND seeks to provide high total return through both growth and current income.

■	Unless otherwise stated, information presented here is as of 2/29/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

Principal risks of investing in the fund

■	At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

■	The fund invests in securities issued or backed by the U.S. government, its agencies or instrumentalities. They offer a high degree of safety and, in the case of government securities, are guaranteed as to timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value or yield will vary with market conditions.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

■	The fund may invest a portion of its assets in mortgage-backed securities, which may lose value if mortgages are prepaid in response to falling interest rates.

About indexes used in this report

■	The unmanaged Lehman Brothers Government/Credit Bond Index, which represents the performance of intermediate- and long-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers, a global investment bank.

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured        May lose value        No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Major stock market indexes here and abroad delivered positive performance during the six months covered by this report. As is historically the case, bond market returns were more modest, but positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product during the third and fourth quarters of 2003. Overseas, particularly in Europe, economic performance picked up during the second half of 2003.

Robert H. Graham

Investors in the United States seem to have regained their confidence. They added $26.2 billion to U.S. stock mutual funds in February 2004 and $1.5 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $21 billion in net outflows during the month. As the reporting period closed, total mutual fund assets stood at a record $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking that 2004 will see a rerun of the markets’ good performance during 2003. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the reporting period, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham Chairman and President March 31, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund adjusts investment strategy; objective remains high total return

For the six months ended February 29, 2004, INVESCO Total Return Fund Investor Class shares returned 7.94%. Investor Class shares have no front-end or contingent deferred sales charges; therefore, performance is at net asset value. Results for the fund’s other share classes are shown in the table on page 3.

The fund outperformed the 5.35% return of the Lehman Brothers Government/Credit Bond Index, which measures the performance of debt securities similar to those in which the fund invests. The fund underperformed the 14.59% return of the S&P 500 Index, a broad measure of the U.S. stock market. This outcome is to be expected in a period when stocks outperformed bonds, since at least 30% of the fund’s assets is allocated to fixed-income securities.

Market conditions

During the six-month reporting period, economic conditions generally improved. The nation’s gross domestic product (GDP) expanded at an annualized rate of 8.2% in the third quarter and 4.1% in the fourth quarter of 2003. The period’s 14.59% return for the S&P 500 reflected investors’ increasing confidence in the economic rebound.

Throughout the reporting period, the influential federal funds target rate remained at a 46-year low of 1.00%. The bond market experienced lower interest rates for the period as weaker-than-expected job creation and heightened geopolitical concerns intensified demand for Treasuries. Due to improved fundamentals, sectors that spread against Treasuries, such as corporate bonds, performed well.

Your fund

In July 2003, the fund changed management teams as the INVESCO-NAM team took over management of the fund’s equity portfolio while the INVESCO Fixed Income team assumed responsibility for the fund’s fixed-income portfolio. Neither event affected the fund’s investment objectives.

INVESCO-NAM utilizes a disciplined strategy we call multiple attribute diversification. Using this strategy, stocks can be eligible for selection if they possess at least one of these attributes:

■	Low P/E ratio—20% below the average for the S&P 500

■	Dividend yield—20% higher than the average for the S&P 500

■	Above-average growth—One of the following: earnings growth of at least 10% over the last five years, no down years in earnings for the previous five years, or earnings that are consistently in the top 25% of stocks in the S&P 500.

We maintain a 20% to 50% exposure to each of these three attributes, resulting in a portfolio that contains both growth and value stocks. This helps protect the fund from volatility, regardless of whether growth or value outperforms during any given period.

The fund focuses on large- and mid-cap stocks. After stocks with appropriate attributes are identified, they are further analyzed to be certain they satisfy fundamental, valuation and technical criteria.

The transition of the fund’s equity portfolio to the multiple attribute strategy, completed in November, included changes to sector weightings and the number and weighting of holdings. Based on our belief in continued economic and earnings strength, especially in those areas most leveraged to economic recovery, the fund’s equity portfolio continued to be positioned for economic growth, with a significant bias to cyclical stocks.

TOP 10 EQUITY HOLDINGS*

1. Pfizer Inc.	2.6%
2. Microsoft Corp.	2.2
3. Citigroup Inc.	2.1
4. Cisco Systems, Inc.	2.0
5. Fannie Mae	2.0
6. Johnson & Johnson	1.8
7. Goldman Sachs Group, Inc. (The)	1.7
8. Morgan Stanley	1.6
9. General Electric Co.	1.6
10. Intel Corp.	1.6

TOP 10 INDUSTRIES*

1. U.S. Mortgage-Backed Securities	11.5%
2. U.S. Government Agency Securities	6.0
3. Thrifts & Mortgage Finance	5.5
4. Collateralized Mortgage Obligations	5.1
5. Investment Banking & Brokerage	4.5
6. Pharmaceuticals	4.4
7. Semiconductors	3.9
8. Communication Equipment	3.2
9. Consumer Finance	3.1
10. Industrial Machinery	2.9

TOP 10 FIXED-INCOME ISSUERS*

1. Federal National Mortgage Association	8.7%
2. Government National Mortgage Association	5.9
3. Federal Home Loan Mortgage Corp.	2.8
4. Structured Assets Securities Corp.	1.2
5. U. S. Treasury Securities	1.0
6. General Motors Acceptance Corp.	0.9
7. Verizon Global Funding Corp.	0.9
8. Citigroup Inc.	0.6
9. Wells Fargo & Co.	0.6
10. Goldman Sachs Group, Inc. (The)	0.5

*	Excludes money market fund holdings. The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

INVESCO Fixed Income team, which now manages the fixed-income segment of the fund, applies a core strategy that actively manages duration, yield curve, sectors, and individual securities versus representative benchmarks. The investment process is designed to create a well-diversified, high-quality product that has long-term consistent results. There is an increasing emphasis on bottom-up credit and structured analysis with our in-house, independent research team. The management team incorporates the expertise of experienced investment specialists who focus on relative value among the broad fixed-income sectors —government, corporate, mortgage-backed and asset-backed sectors—and among individual securities.

During the transition of the fund’s fixed-income portfolio, which was completed in November, the fixed-income management team continued to emphasize lower-rated investment-grade corporate securities. This positioned the fixed-income portfolio to benefit from the continuation of economic improvement that we anticipate. Economic growth typically enhances the value of corporate credit. The fixed-income segment also maintained a duration slightly shorter than that of the Lehman Brothers Government/Credit Index, a strategy designed to protect the portfolio’s relative performance in case interest rates rise with the improving economy.

Within the equity segment of the portfolio, the largest positive contributor to performance was the significant overweighting of the economically sensitive materials sector compared to the S&P 500. Stock selection within the industrials sector also helped drive fund performance.

The primary hindrance to equity performance was stock selection within the consumer discretionary, consumer staples and health care sectors. In the consumer sectors, the S&P 500 outperformed the fund because it includes stocks in some large companies the fund did not own, such as Disney and Coca-Cola. In health care, Merck lagged due to investor concern over pricing pressures in the pharmaceutical industry.

The bond portfolio’s performance was boosted by the increased weighting in corporate credit, which performed well as the economy continued to rebound. Especially productive were the fund’s overweight allocation to lower-rated investment-grade corporate bonds and an underweight position in U.S. Treasuries, which lagged during the period.

In closing

Over the period the fund transitioned to two new investment management teams that implemented their institutional investment strategies. We believe strongly in these strategies and appreciate your participation in the fund. We were pleased to have provided positive performance during the period through our focus on our core multiple attribute model and core fixed-income style.

FUND VS. INDEXES

Total returns, 8/31/03–2/29/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares	7.79%
Class B Shares	7.57
Class C Shares	7.50
Investor Class Shares	7.94
S&P 500 Index	14.59
Lehman Brothers Government/Credit Bond Index	5.35

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*	146
TOTAL NET ASSETS	$952.7 million

See important fund and index disclosures inside front cover.

[BOWLING PHOTO]

Kenneth R. Bowling

Mr. Bowling, Chartered Financial Analyst, is a portfolio manager for INVESCO Total Return Fund. He joined INVESCO in 1993. He holds a B.S. in mechanical engineering and an M.S. in engineering from the University of Louisville.

[HEYMAN PHOTO]

Michael Heyman

Mr. Heyman, Chartered Financial Analyst, is a portfolio manager for INVESCO Total Return Fund. He holds a B.A. from Northwestern University and has more than 26 years of investment management experience.

[JOHNSON PHOTO]

Stephen M. Johnson

Mr. Johnson, Chartered Financial Analyst, is a portfolio manager for INVESCO Total Return Fund. He began his investment career in 1986 and joined INVESCO in May of 1991. He holds a B.S. in Petroleum Engineering from the University of Kansas and an M.B.A. from Rice University.

[KING PHOTO]

Richard J. King

Mr. King, Chartered Financial Analyst, is a portfolio manager for INVESCO Total Return Fund. He started his investment career in 1984 and joined INVESCO in 2000. He holds a B.S. in business administration from Ohio State University.

[LATTIS PHOTO]

Mark Lattis

Mr. Lattis, Chartered Financial Analyst, is a portfolio manager for INVESCO Total Return Fund. He has more than 11 years of investment management experience. He holds a B.S. from the University of Louisville (KY) and an M.B.A. from the University of Kentucky.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Below you will find a presentation of your fund’s long-term performance record for periods ended 2/29/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS

As of 2/29/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	-2.07%
1 Year	15.00

Class B Shares
Inception (3/28/02)	-1.68%
1 Year	16.06

Class C Shares
Inception (2/14/00)	-0.06%
1 Year	19.99

Investor Class Shares
Inception (9/22/87)	9.24%
10 Years	7.45
5 Years	-0.21
1 Year	21.92

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/03, including applicable sales charges

Class A Shares
Inception (3/28/02)	-2.94%
1 Year	9.82

Class B Shares
Inception (3/28/02)	-2.49%
1 Year	10.56

Class C Shares
Inception (2/14/00)	-0.37%
1 Year	14.45

Investor Class Shares
Inception (9/22/87)	9.25%
10 Years	7.35
5 Years	-0.82
1 Year	16.42

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end or a contingent deferred sales charge; therefore, performance is at net asset value. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

SUPPLEMENT TO SEMIANNUAL REPORT DATED 2/29/04

INVESCO Total Return Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Performance of Institutional Class shares will differ from performance of Investor Class shares due to differing sales charges and class expenses.

TOTAL RETURNS*

For periods ended 2/29/04

Inception (11/3/03)	4.47%

TOTAL RETURNS*

For periods ended 12/31/03, most recent calendar quarter-end

Inception (11/3/03)	3.07%

*	Cumulative return that has not been annualized.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call 800-525-8085, where you can also obtain more current month-end performance. AIM Distributors, Inc.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

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FINANCIALS

Schedule of Investments

February 29, 2004 (Unaudited)

	Shares	Market Value

Common Stocks–61.31%

Aerospace & Defense–2.28%
Honeywell International Inc.	276,460	$9,689,923

United Technologies Corp.	130,870	12,054,436

		21,744,359

Aluminum–1.03%
Alcoa Inc.	261,320	9,791,660

Asset Management & Custody Banks–1.85%
Bank of New York Co., Inc. (The)	260,100	8,583,300

State Street Corp.	168,490	9,052,968

		17,636,268

Biotechnology–0.72%
Amgen Inc.(a)	107,970	6,859,334

Building Products–0.91%
Masco Corp.	309,180	8,669,407

Communications Equipment–3.19%
Cisco Systems, Inc.(a)	831,020	19,196,562

QUALCOMM Inc.	176,670	11,209,711

		30,406,273

Computer Hardware–1.99%
Dell Inc.(a)	335,350	10,949,178

International Business Machines Corp.	83,430	8,050,995

		19,000,173

Computer Storage & Peripherals–0.35%
EMC Corp.(a)	232,290	3,326,393

Construction & Farm Machinery & Heavy Trucks–0.68%
Deere & Co.	101,420	6,514,207

Consumer Finance–1.04%
MBNA Corp.	361,530	9,880,615

Diversified Chemicals–2.11%
E. I. du Pont de Nemours & Co.	168,490	7,597,214

Eastman Chemical Co.	160,310	6,789,129

PPG Industries, Inc.	96,520	5,664,759

		20,051,102

Drug Retail–1.38%
Walgreen Co.	368,070	13,125,376

Electrical Components & Equipment–0.60%
Emerson Electric Co.	91,608	5,723,668

	Shares	Market Value

Electronic Manufacturing Services–1.02%
Jabil Circuit, Inc.(a)	348,440	$9,749,351

Forest Products–0.76%
Weyerhaeuser Co.	111,240	7,258,410

General Merchandise Stores–1.22%
Target Corp.	265,010	11,649,840

Health Care Equipment–1.13%
Medtronic, Inc.	229,020	10,741,038

Home Improvement Retail–2.32%
Home Depot, Inc. (The)	212,660	7,721,685

Lowe’s Cos., Inc.	256,800	14,380,800

		22,102,485

Household Products–0.93%
Procter & Gamble Co. (The)	86,701	8,887,720

Hypermarkets & Super Centers–1.07%
Wal-Mart Stores, Inc.	171,770	10,230,621

Industrial Conglomerates–1.63%
General Electric Co.	477,670	15,533,828

Industrial Gases–2.04%
Air Products & Chemicals, Inc.	161,950	7,812,468

Praxair, Inc.	320,630	11,645,282

		19,457,750

Industrial Machinery–2.93%
Eaton Corp.	232,296	13,598,608

Ingersoll-Rand Co.-Class A (Bermuda)	215,930	14,355,026

		27,953,634

Internet Retail–0.70%
eBay Inc.(a)	96,520	6,646,367

Investment Banking & Brokerage–3.33%
Goldman Sachs Group, Inc. (The)	152,140	16,107,062

Morgan Stanley	261,740	15,641,582

		31,748,644

Movies & Entertainment–0.80%
Viacom Inc.–Class B	196,890	7,572,389

Multi-Line Insurance–1.18%
American International Group, Inc.	152,140	11,258,360

FINANCIALS

	Shares	Market Value

Other Diversified Financial Services–2.14%
Citigroup Inc.	405,690	$20,389,979

Paper Products–1.06%
International Paper Co.	227,380	10,063,839

Pharmaceuticals–4.37%
Johnson & Johnson	315,720	17,020,465

Pfizer Inc.	670,700	24,581,155

		41,601,620

Property & Casualty Insurance–0.63%
Allstate Corp. (The)	130,870	5,971,598

Semiconductor Equipment–0.60%
Applied Materials, Inc.(a)	268,280	5,698,267

Semiconductors–3.87%
Altera Corp.(a)	317,360	7,007,309

Intel Corp.	530,020	15,492,485

Linear Technology Corp.	232,680	9,304,873

Maxim Integrated Products, Inc.	101,420	5,061,872

		36,866,539

Soft Drinks–0.93%
PepsiCo, Inc.	170,130	8,829,747

Specialty Stores–0.68%
Bed Bath & Beyond Inc.(a)	158,680	6,486,839

Systems Software–2.91%
Microsoft Corp.	781,940	20,721,410

Oracle Corp.(a)	539,840	6,953,139

		27,674,549

Thrifts & Mortgage Finance–4.93%
Fannie Mae	253,559	18,991,569

Freddie Mac	130,870	8,103,470

PMI Group, Inc. (The)	240,470	9,522,612

Radian Group Inc.	237,200	10,365,640

		46,983,291

Total Common Stocks (Cost $529,231,004)		584,085,540

	Principal Amount

Bonds & Notes–12.89%

Air Freight & Logistics–0.17%
FedEx Corp., Notes, 9.65%, 06/15/12	$1,230,000	1,640,242

	Principal Amount	Market Value

Automobile Manufacturers–0.30%
DaimlerChrysler North America Holding Corp., Global Notes, 6.50%, 11/15/13	$1,000,000	$1,069,600

Ford Motor Co., Unsec. Global Notes, 7.45%, 07/16/31	185,000	186,419

General Motors Corp., Sr. Unsec. Global Deb., 8.25%, 07/15/23	415,000	465,124

Sr. Unsec. Global Notes, 7.13%, 07/15/13	1,085,000	1,183,475

		2,904,618

Broadcasting & Cable TV–0.93%
Comcast Cable Communications, Inc., Sr. Unsec. Unsub. Notes, 6.75%, 01/30/11	3,300,000	3,748,008

Comcast Corp., Unsec. Gtd. Bonds, 7.05%, 03/15/33	1,000,000	1,106,650

Continental Cablevision, Inc., Sr. Unsec. Deb., 9.50%, 08/01/13	1,690,000	1,950,260

Cox Communications, Inc., Sr. Unsec. Notes, 6.75%, 03/15/11	1,775,000	2,027,707

		8,832,625

Consumer Finance–2.09%
Capital One Bank, Sub. Notes, 6.50%, 06/13/13	1,990,000	2,165,816

Ford Motor Credit Co., Global Notes, 7.88%, 06/15/10	1,170,000	1,309,721

Sr. Unsec. Global Notes, 5.80%, 01/12/09	865,000	893,675

General Motors Acceptance Corp., Global Notes, 6.88%, 09/15/11	1,500,000	1,618,590

Unsec. Unsub. Global Notes,
6.13%, 02/01/07	5,000,000	5,362,000

6.13%, 08/28/07	1,690,000	1,816,192

Household Finance Corp., Sr. Unsec. Global Notes, 6.75%, 05/15/11	3,000,000	3,453,600

MBNA Corp., Notes, 6.13%, 03/01/13	3,000,000	3,259,860

		19,879,454

Diversified Banks–0.76%
Bank of America Corp., Jr. Unsec. Sub. Global Notes, 7.40%, 01/15/11	1,500,000	1,785,090

Wells Fargo & Co., Unsec. Global Notes, 5.25%, 12/01/07	5,030,000	5,454,079

		7,239,169

Diversified Capital Markets–0.44%
Credit Suisse First Boston (USA) Inc., Global Notes, 6.13%, 11/15/11	655,000	724,188

J.P. Morgan Chase & Co., Sub. Global Notes, 6.75%, 02/01/11	3,000,000	3,434,310

		4,158,498

FINANCIALS

	Principal Amount	Market Value

Electric Utilities–1.21%
Columbus Southern Power Co.-Series C, Sr. Unsec. Global Notes, 5.50%, 03/01/13	$3,135,000	$3,321,658

PPL Energy Supply LLC-Series A, Sr. Unsec. Global Notes, 6.40%, 11/01/11	950,000	1,054,262

PSE&G Power LLC, Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/12	3,600,000	4,134,636

TXU Energy Co., Sr. Global Notes, 6.13%, 03/15/08	1,045,000	1,148,852

7.00%, 03/15/13	1,640,000	1,869,338

		11,528,746

Food Retail–0.43%
Kroger Co. (The), Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/31	1,500,000	1,780,950

Safeway Inc., Sr. Unsec. Notes, 5.80%, 08/15/12	2,200,000	2,341,944

		4,122,894

Forest Products–0.17%
Weyerhaeuser Co., Unsec. Unsub. Global Notes, 6.75%, 03/15/12	1,465,000	1,648,433

Household Products–0.28%
Procter & Gamble Co. (The), Global Notes, 4.75%, 06/15/07	2,520,000	2,689,596

Integrated Oil & Gas–0.28%
Duke Energy Field Services Corp., Sr. Unsec. Notes, 8.13%, 08/16/30	2,115,000	2,663,504

Integrated Telecommunication Services–2.10%
British Telecommunications PLC (United Kingdom), Global Bonds, 8.88%, 12/15/30	355,000	470,801

Deutsche Telekom International Finance B.V. (Netherlands), Unsec. Gtd. Unsub. Global Bonds, 8.75%, 06/15/30	2,400,000	3,097,464

France Telecom S.A. (France), Sr. Unsec. Global Notes, 9.75%, 03/01/31	1,870,000	2,475,169

Koninklijke (Royal) KPN N.V. (Netherlands), Sr. Unsec. Unsub. Global Notes, 8.00%, 10/01/10	750,000	907,553

Sprint Capital Corp., Unsec. Gtd. Global Notes, 8.75%, 03/15/32	2,400,000	2,986,128

Telecom Italia Capital S.A.(Luxembourg)- Series B, Gtd. Notes, 5.25%, 11/15/13 (Acquired 10/22/03; Cost $1,680,653)(b)	1,685,000	1,711,471

Verizon Global Funding Corp., Sr. Unsec. Global Notes, 6.13%, 06/15/07	5,030,000	5,539,690

Sr. Unsec. Unsub. Global Notes, 7.25%, 12/01/10	2,000,000	2,333,320

7.75%, 12/01/30	380,000	458,747

		19,980,343

	Principal Amount	Market Value

Investment Banking & Brokerage–1.16%
Goldman Sachs Group, Inc. (The), Global Notes, 3.88%, 01/15/09	$1,600,000	$1,624,336

4.75%, 07/15/13	3,500,000	3,466,540

Lehman Brothers Holdings Inc., Unsec. Unsub. Global Notes, 3.50%, 08/07/08	715,000	720,541

Merrill Lynch & Co., Inc.-Series B, Medium Term Notes, 5.30%, 09/30/15	2,000,000	2,062,200

Morgan Stanley, Sr. Unsec. Unsub. Global Notes, 5.30%, 03/01/13	3,000,000	3,133,530

		11,007,147

Movies & Entertainment–0.22%
Time Warner Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.63%, 04/15/31	1,795,000	2,110,094

Municipalities–0.12%
Illinois (State of); Pension Unlimited Tax Series 2003 GO, 5.10%, 06/01/33	1,220,000	1,166,308

Other Diversified Financial Services–0.79%
Citigroup Inc., Sr. Unsec. Global Notes, 4.13%, 06/30/05	5,030,000	5,200,115

Unsec. Sub. Global Notes, 4.88%, 05/07/15	660,000	658,970

Pemex Project Funding Master Trust, Unsec. Gtd. Unsub. Global Notes, 8.00%, 11/15/11	1,435,000	1,646,663

		7,505,748

Property & Casualty Insurance–0.18%
St. Paul Cos., Inc. (The), Sr. Unsec. Notes, 5.75%, 03/15/07	600,000	649,344

Zurich Reinsurance Centre Holdings, Inc., Sr. Notes, 7.13%, 10/15/23	1,000,000	1,033,600

		1,682,944

Real Estate–0.29%
Simon Property Group, L.P., Unsec. Unsub. Global Notes, 6.35%, 08/28/12	2,500,000	2,761,925

Sovereign Debt–0.18%
United Mexican States (Mexico), Global Notes, 7.50%, 01/14/12	1,500,000	1,725,000

Specialized Finance–0.23%
National Rural Utilities Cooperative Finance Corp.,- Series C, Medium Term Global Notes, 8.00%, 03/01/32	1,700,000	2,200,327

FINANCIALS

	Principal Amount	Market Value

Thrifts & Mortgage Finance–0.52%
Washington Mutual Bank, FA-Series 11, Sub. Global Notes, 6.88%, 06/15/11	$1,500,000	$1,734,540

Washington Mutual, Inc., Unsec. Notes, 4.00%, 01/15/09	3,200,000	3,253,184

		4,987,724

Wireless Telecommunication Services–0.04%
AT&T Wireless Services Inc., Sr. Unsec. Unsub. Global Notes, 8.75%, 03/01/31	325,000	418,444

Total Bonds & Notes (Cost $117,421,614)		122,853,783

Asset-Backed Securities–5.12%

Collateralized Mortgage Obligations–5.12%
Accredited Mortgage Loan Trust-Series 2003-3, Class A3, Floating Rate Pass Through Ctfs., 1.47%, 01/25/34(c)	3,907,255	3,924,911

Bear Stearns Asset Backed Securities, Inc.- Series 2002-AC3, Class A3, Pass Through Ctfs., 6.40%, 06/25/32	3,941,708	3,957,319

Chase Funding Trust-Series 2003-6, Class 2A2, Floating Rate Pass Through Ctfs., 1.38%, 09/25/33(c)	4,000,000	4,002,480

CitiFinancial Mortgage Securities Inc.- Series 2003-4, Class AV1, Floating Rate Pass Through Ctfs., 1.39%, 10/25/33(c)	3,759,298	3,766,368

Fannie Mae Whole Loan-Series 2003-W19, Class 1A3, Pass Through Ctfs., 4.78%, 11/25/33	1,290,000	1,340,610

Impac CMB Trust- Series 2003-12, Class A1, Floating Rate Pass Through Ctfs., 1.47%, 12/25/33(c)	988,520	986,234

Series 2004-1, Class A1, Floating Rate Pass Through Ctfs., 1.42%, 03/25/34(c)	2,989,563	2,993,300

Long Beach Mortgage Trust-Series 2004-1, Class A3, Floating Rate Pass Through Ctfs., 1.40%, 02/25/34(c)	3,000,000	3,005,916

MLCC Mortgage Investors, Inc.-Series 2003-G, Class A1, Floating Rate Pass Through Ctfs., 1.41%, 01/25/29(c)	3,964,757	3,966,916

Residential Asset Mortgage Products, Inc.- Series 2003-RS2, Class AII, Floating Rate Pass Through Ctfs., 1.43%, 03/25/33(c)	2,980,360	2,988,794

Specialty Underwriting & Residential Finance Trust-Series 2003-BC3, Class A, Floating Rate Pass Through Ctfs., 1.44%, 08/25/34(c)	2,445,244	2,455,035

Structured Adjustable Rate Mortgage Loan Trust-Series 2004-3AC, Class A1, Pass Through Ctfs., 4.94%, 03/25/34	3,000,000	3,086,250

	Principal Amount	Market Value

Collateralized Mortgage Obligations–(Continued)
Structured Asset Securities Corp.- Series 2003-37A, Class 7A, Floating Rate Pass Through Ctfs., 4.92%, 12/25/33(c)	$4,238,321	$4,354,338

Series 2003-S2, Class A1, Floating Rate Pass Through Ctfs., 1.34%, 12/25/33(c)	3,577,763	3,581,554

Series 2004-2AC, Class A1, Floating Rate Pass Through Ctfs., 5.07%, 02/25/34(c)	3,144,390	3,246,582

Vanderbilt Mortgage Finance Inc.- Series 2002-B, Class A4, Pass Through Ctfs., 5.84%, 02/07/26	1,160,000	1,159,174

		48,815,781

Total Asset-Backed Securities (Cost $48,703,253)		48,815,781

U.S. Government Agency Securities–5.96%

Federal Home Loan Mortgage Corp. (FHLMC)–2.84%
Pass Through Ctfs., 2.88%, 09/15/05	7,000,000	7,145,145

2.13%, 11/15/05	8,000,000	8,067,781

Unsec. Global Notes, 6.25%, 07/15/32	10,500,000	11,841,668

		27,054,594

Federal National Mortgage Association (FNMA)–3.12%
Unsec. Notes, 6.63%, 09/15/09	25,675,000	29,739,283

Total U.S. Government Agency Securities (Cost $55,996,507)		56,793,877

U.S. Mortgage-Backed Securities–11.47%

Federal National Mortgage Association (FNMA)–5.60%
Pass Through Ctfs., 4.50%, 06/01/18	27,353,888	27,652,869

5.00%, 02/01/19	6,000,000	6,169,397

4.35%, 08/01/33 to 12/01/33	10,485,015	10,735,463

4.62%, 11/01/33	4,499,093	4,642,018

5.19%, 11/01/33	2,169,174	2,245,605

4.47%, 12/01/33	1,807,550	1,864,788

		53,310,140

FINANCIALS

	Principal Amount	Market Value

Government National Mortgage Association (GNMA)–5.87%
Pass Through Ctfs., 5.00%, 11/15/17 to 03/15/18	$41,881,346	$43,270,087

6.00%, 07/15/28 to 04/15/29	8,303,796	8,699,747

5.50%, 12/15/31	3,896,027	4,007,178

		55,977,012

Total U.S. Mortgage-Backed Securities (Cost $108,699,836)		109,287,152

U.S. Treasury Securities–0.97%

U.S. Treasury Notes–0.50%
4.25%, 08/15/13	2,280,000	2,337,356

6.00%, 02/15/26	2,085,000	2,392,212

		4,729,568

U.S. Treasury Bonds–0.47%
7.25%, 05/15/16	3,510,000	4,479,088

Total U.S. Treasury Securities (Cost $9,093,340)		9,208,656

	Shares	Market Value

Money Market Funds–3.02%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $28,736,234)(d)	28,736,234	$28,736,234

TOTAL INVESTMENTS–100.74% (excluding investments purchased with cash collateral from securities loaned) (Cost $897,881,788)		959,781,023

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED

Money Market Funds–0.13%
INVESCO Treasurer’s Series Money Market Reserve Fund (d)(e)	1,212,488	1,212,488

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $1,212,488)		1,212,488

TOTAL INVESTMENTS–100.87% (Cost $899,094,276)		960,993,511

OTHER ASSETS LESS LIABILITIES–(0.87%)		(8,289,964)

NET ASSETS–100.00%		$952,703,547

Investment Abbreviations:

Ctfs. – Certificates
Deb. – Debentures
GO – General Obligation Bonds
Gtd. – Guaranteed
Jr. – Junior
Sec. – Secured
Sr. – Senior
Sub. – Subordinated
Unsec. – Unsecured
Unsub. – Unsubordinated

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 02/29/04 represented 0.18% of the Fund’s net assets. This security is considered to be illiquid.
(c)	Interest rates are redetermined monthly. Rates shown are rates in effect on 02/29/04.
(d)	The money market fund and the Fund are affiliated by having the same advisor.
(e)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

February 29, 2004

(Unaudited)

Assets:
Investments, at market value (cost $869,145,554)*	$931,044,789

Investments in affiliated money market funds (cost $29,948,722)	29,948,722

Total investments (cost $899,094,276)	960,993,511

Cash	151

Receivables for:
Fund shares sold	1,035,758

Dividends and interest	4,466,805

Principal paydowns	10,441

Amount due from advisor	45,735

Investment for deferred compensation and retirement plans	276,928

Other assets	59,259

Total assets	966,888,588

Liabilities:

Payables for:
Investments purchased	9,047,735

Fund shares reacquired	2,048,726

Deferred compensation and retirement plans	346,614

Collateral upon return of securities loaned	1,212,488

Accrued administrative services fees	72,551

Accrued distribution fees	191,541

Accrued trustees’ fees	3,662

Accrued transfer agent fees	1,192,707

Accrued operating expenses	69,017

Total liabilities	14,185,041

Net assets applicable to shares outstanding	$952,703,547

Net assets consist of:
Shares of beneficial interest	869,320,409

Undistributed net investment income	(2,721)

Undistributed net realized gain from investment securities	21,486,624

Unrealized appreciation of investment securities	61,899,235

$952,703,547

Net Assets:
Class A	$6,067,760

Class B	$1,249,286

Class C	$2,727,182

Investor Class	$942,648,436

Institutional Class	$10,883

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	256,915

Class B	53,283

Class C	115,425

Investor Class	38,982,538

Institutional Class	460

Class A:
Net asset value per share	$23.62

Offering price per share:
(Net asset value of $23.62 ÷ 94.50%)	$24.99

Class B:
Net asset value and offering price per share	$23.45

Class C:
Net asset value and offering price per share	$23.63

Investor Class:
Net asset value and offering price per share	$24.18

Institutional Class:
Net asset value and offering price per share	$23.65

*	At February 29, 2004, securities with an aggregate market value of $1,193,500 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the six months ended February 29, 2004

(Unaudited)

Investment income:
Interest	$7,048,150

Dividends	4,719,963

Dividends from affiliated money market funds	105,399

Total investment income	11,873,512

Expenses:
Advisory fees	3,356,786

Administrative services fees	220,152

Custodian fees	52,166

Distribution fees:
Class A	10,053

Class B	4,899

Class C	13,629

Investor Class	1,183,622

Transfer agent fees:
Class A	13,197

Class B	2,611

Class C	14,423

Investor Class	2,066,028

Institutional Class	15

Trustees’ fees	12,837

Other	275,557

Total expenses	7,225,975

Less: Fees waived, expenses reimbursed and expense offset arrangements	(1,295,201)

Net expenses	5,930,774

Net investment income	5,942,738

Realized and unrealized gain from investment securities:
Net realized gain from investment securities	50,829,950

Change in net unrealized appreciation of investment securities	14,776,647

Net gain from investment securities	65,606,597

Net increase in net assets resulting from operations	$71,549,335

*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the six months ended February 29, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003

(Unaudited)

	Six months ended February 29, 2004	Three months ended August 31, 2003	Year ended May 31, 2003

Operations:
Net investment income	$5,942,738	$3,024,261	$16,553,453

Net realized gain from investment securities	50,829,950	20,906,503	(45,793,592)

Change in net unrealized appreciation (depreciation) of investment securities	14,776,647	(112,076)	(34,951,619)

Net increase (decrease) in net assets resulting from operations	71,549,335	23,818,688	(64,191,758)

Distributions to shareholders from net investment income:
Class A	(43,776)	(1,973)	(25,176)

Class B	(2,588)	(1,490)	(21,711)

Class C	(7,711)	(1,541)	(20,992)

Investor Class	(5,814,780)	(3,024,119)	(42,820,938)

Institutional Class	(62)	—	—

Total distributions from net investment income	(5,868,917)	(3,029,123)	(42,888,817)

Share transactions–net:
Class A	5,159,905	(47,230)	466,067

Class B	581,449	20,223	488,034

Class C	1,705,850	33,933	241,031

Investor Class	91,420,608	(45,341,552)	(162,395,164)

Institutional Class	10,509	—	—

Net increase (decrease) in net assets resulting from share transactions	98,878,321	(45,334,626)	(161,200,032)

Net increase (decrease) in net assets	164,558,739	(24,545,061)	(268,280,607)

Net assets:
Beginning of period	788,144,808	812,689,869	1,080,970,476

End of period (including undistributed net investment income of $(2,721), $(76,542) and $(23,154), respectively)	$952,703,547	$788,144,808	$812,689,869

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

February 29, 2004

(Unaudited)

NOTE 1—Significant Accounting Policies

INVESCO Total Return Fund (the “Fund”) is a series portfolio of AIM Combination Stock & Bond Funds (the “Trust”, formerly known as, INVESCO Combination Stock & Bond Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
E.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $500 million	0.75%

From $500 million to $1 billion	0.65%

From $1 billion to $2 billion	0.50%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through February 29, 2004, the Fund paid advisory fees to AIM of $1,909,458. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $1,447,328. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has contractually agreed to limit total annual operating expenses for Class A, Class B and Class C shares to 2.10%, 2.75% and 2.75%, respectively and has voluntarily agreed to limit total annual operating expenses of Class A, Class B, Class C and Investor Class shares to 1.34%, 1.99%, 1.99% and 1.24%, respectively. The expense limitations exclude interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the period November 6, 2003 through February 29, 2004, AIM waived fees of $1,741.

For the period November 25, 2003 through February 29, 2004, AIM reimbursed transfer agency expenses of the Fund of $0, $7,437, $834, $6,667, $458,066 and $15 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $0, $5,272, $1,279, $6,506, $763,214 and $0 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through February 29, 2004, AIM reimbursed other class-specific expenses of the Fund of $508, $3,565, $3,571, $0 and $3 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed other class-specific expenses of the Fund of $0, $0, $0, $0 and $0 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through February 29, 2004, AIM reimbursed no fund level expenses. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $36,019.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At February 29, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C and Investor Class shares was $0, $0, $0 and $0, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C and Investor Class shares was $457, $553, $4,270 and $181,875, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C and Investor Class shares was $6,400, $3,747, $5,198 and $240,525, respectively.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through February 29, 2004, AIM was paid $154,906 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, IFG was paid $65,246 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period September 1, 2003 through September 30, 2003, IFG retained $411,170 for such services. For the period October 1, 2003 through February 29, 2004, AISI retained $1,671,592 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. Class K shares have not commenced operations. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended February 29, 2004, the Class A, Class B, Class C and Investor Class shares paid $10,053, $4,899, $13,629 and $1,183,622, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended February 29, 2004, AIM Distributors retained $1,746 in front-end sales commissions from the sale of Class A shares and $0, $0 and $948 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended February 29, 2004.

Investments of Daily Available Cash Balances:

	Market Value 08/31/2003	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 02/29/2004	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$8,800,217	$332,494,725	$(312,558,708)	$—	$28,736,234	$105,248	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 08/31/2003	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 02/29/2004	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$1,274,875	$(62,387)	$—	$1,212,488	$151	$—

	$8,800,217	$333,769,600	$(312,621,095)	$—	$29,948,722	$105,399	$—

*	Dividend income is net of fees paid to security lending counterparties of $163.

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended February 29, 2004, the Fund received reductions in custodian fees of $504 under expense offset arrangements, which resulted in a reduction of the Fund’s total expenses of $504.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

During the six months ended February 29, 2004, the Fund paid legal fees of $1,090 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan

NOTE 6—Borrowings (continued)

will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended February 29, 2004.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended February 29, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available or return to a borrower due to a loss in an approved investment.

At February 29, 2004, securities with an aggregate value of $1,193,500 were on loan to brokers. The loans were secured by cash collateral of $1,212,488 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended February 29, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $151 for securities lending transactions.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

August 31, 2009	$27,740,462

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended February 29, 2004 was $606,708,320 and $947,683,924, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$69,733,121

Aggregate unrealized (depreciation) of investment securities	(16,880,423)

Net unrealized appreciation of investment securities	$52,852,698

Cost of investments for tax purposes is $908,140,813.

NOTE 10—Share Information

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class K shares have not commenced operations.

Changes in Shares Outstanding

	Six months ended February 29, 2004		Three months ended August 31, 2003		Year ended May 31, 2003
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	55,362	$1,293,528	3,836	$83,522	97,195	$2,060,140

Class B	21,662	496,464	4,240	92,039	23,446	495,653

Class C	64,876	1,470,863	58,588	1,283,309	195,554	4,119,897

Investor Class	3,351,328	78,458,444	1,871,239	41,852,486	9,129,088	196,083,892

Institutional Class*	1	75	—	—	—	—

Issued as reinvestment of dividends:
Class A	1,863	43,025	79	1,738	1,053	22,066

Class B	94	2,151	41	899	754	15,749

Class C	302	6,969	64	1,419	1,004	20,775

Investor Class	243,333	5,750,370	133,107	2,998,901	1,980,593	42,329,594

Institutional Class*	2	62	—	—	—	—

Issued in connection with acquisitions:**
Class A	358,553	8,129,264	—	—	—	—

Class B	12,188	274,073	—	—	—	—

Class C	141,108	3,196,730	—	—	—	—

Investor Class	18,158,568	421,589,898	—	—	—	—

Institutional Class*	457	10,372	—	—	—	—

Automatic conversion of Class B shares to Class A shares:***
Class A	208	4,920	—	—	—	—

Class B	(210)	(4,920)	—	—	—	—

Reacquired:
Class A	(182,385)	(4,310,832)	(6,040)	(132,490)	(76,664)	(1,616,139)

Class B	(8,093)	(186,319)	(3,380)	(72,715)	(1,218)	(23,368)

Class C	(129,326)	(2,968,712)	(56,839)	(1,250,795)	(184,935)	(3,899,641)

Investor Class	(17,666,129)	(414,378,104)	(4,032,844)	(90,192,939)	(18,683,127)	(400,808,650)

	4,423,762	$98,878,321	(2,027,909)	$(45,334,626)	(7,517,257)	$(161,200,032)

*	Institutional class shares commenced sales on November 3, 2003.
**	As of the opening of business on November 4, 2003, the Fund acquired all of the net assets of INVESCO Balanced Fund pursuant to a plan of reorganization approved by INVESCO Balanced Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 18,670,874 shares of the Fund for 31,470,083 shares of INVESCO Balanced Fund outstanding as of the close of business October 31, 2003. INVESCO Balanced Fund net assets at that date of $433,200,337 including $30,493,394 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $771,031,986.
***	Prior to the six months ended February 29, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended February 29, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	March 28, 2002 (Date sales commenced) to May 31, 2002

Net asset value, beginning of period	$22.02		$21.47		$24.08	$25.28

Income from investment operations:
Net investment income	0.10		0.05		0.63	0.03

Net gains (losses) on securities (both realized and unrealized)	1.62		0.59		(1.89)	(0.95)

Total from investment operations	1.72		0.64		(1.26)	(0.92)

Less distributions:
Dividends from net investment income	(0.12)		(0.09)		(0.66)	(0.28)

Distributions from net realized gains	—		—		(0.69)	—

Total distributions	(0.12)		(0.09)		(1.35)	(0.28)

Net asset value, end of period	$23.62		$22.02		$21.47	$24.08

Total return(a)	7.83%		3.00%		(4.99)%	(3.64)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$6,068		$513		$546	$93

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.34	%(b)	1.34	%(c)	1.34%	1.18	%(c)

Without fee waivers and expense reimbursements	1.81	%(b)	2.57	%(c)	1.94%	1.18	%(c)

Ratio of net investment income to average net assets	1.14	%(b)	1.40	%(c)	1.76%	2.11	%(c)

Portfolio turnover rate(d)	94%		47%		45%	54%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are annualized and based on average daily net assets of $5,776,390.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

Note 11—Financial Highlights (continued)

	Class B
	Six months ended February 29, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	March 28, 2002 (Date sales commenced) to May 31, 2002

Net asset value, beginning of period	$21.85		$21.31		$24.08	$25.28

Income from investment operations:
Net investment income	0.05		0.05		0.54	0.02

Net gains (losses) on securities (both realized and unrealized)	1.60		0.54		(1.94)	(0.96)

Total from investment operations	1.65		0.59		(1.40)	(0.94)

Less distributions:
Dividends from net investment income	(0.05)		(0.05)		(0.68)	(0.26)

Distributions from net realized gains	—		—		(0.69)	—

Total distributions	(0.05)		(0.05)		(1.37)	(0.26)

Net asset value, end of period	$23.45		$21.85		$21.31	$24.08

Total return(a)	7.57%		2.79%		(5.54)%	(3.76)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,249		$604		$570	$91

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.99	%(b)	1.99	%(c)	2.01%	1.86	%(c)

Without fee waivers and expense reimbursements	3.15	%(b)	3.07	%(c)	3.33%	1.86	%(c)

Ratio of net investment income to average net assets	0.49	%(b)	0.73	%(c)	1.13%	1.27	%(c)

Portfolio turnover rate(d)	94%		47%		45%	54%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are annualized and based on average daily net assets of $985,125.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Class C
	Six months ended February 29, 2004		Three months ended August 31, 2003		Year ended May 31,			February 14, 2000 (Date sales commenced) for May 31, 2000
					2003	2002	2001

Net asset value, beginning of period	$22.03		$21.47		$23.60	$26.07	$27.30	$26.71

Income from investment operations:
Net investment income	0.05		0.03		0.12	0.05	0.43	0.29

Net gains (losses) on securities (both realized and unrealized)	1.60		0.57		(1.54)	(1.71)	(0.94)	0.87

Total from investment operations	1.65		0.60		(1.42)	(1.66)	(0.51)	1.16

Less distributions:
Dividends from net investment income	(0.05)		(0.04)		(0.02)	(0.08)	(0.02)	(0.57)

Distributions from net realized gains	—		—		(0.69)	(0.73)	(0.70)	—

Total distributions	(0.05)		(0.04)		(0.71)	(0.81)	(0.72)	(0.57)

Net asset value, end of period	$23.63		$22.03		$21.47	$23.60	$26.07	$27.30

Total return(a)	7.50%		2.79%		(5.91)%	(6.44)%	(1.78)%	4.40%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,727		$847		$787	$591	$334	$10

Ratio of expenses to average net assets: With fee waivers and expense reimbursements	1.99	%(b)	1.99	%(c)	2.24%	2.59%	2.30%	2.94	%(c)

Without fee waivers and expense reimbursements	3.23	%(b)	3.26	%(c)	3.49%	2.59%	2.30%	2.94	%(c)

Ratio of net investment income to average net assets	0.49	%(b)	0.60	%(c)	0.89%	0.46%	0.84%	1.46	%(c)

Portfolio turnover rate(d)	94%		47%		45%	54%	76%	49%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are annualized and based on average daily net assets of $2,740,784.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Investor Class
	Six months ended February 29, 2004		Three months ended August 31, 2003		Year end May 31,				Nine months ended May 31, 1999
					2003	2002	2001	2000

Net asset value, beginning of period	$22.53		$21.96		$24.28	$26.75	$27.74	$32.37	$28.16

Income from investment operations:
Net investment income	0.14		0.09		0.40	0.39	0.55	0.81	0.60

Net gains (losses) on securities (both realized and unrealized)	1.65		0.57		(1.63)	(1.74)	(0.29)	(3.47)	5.03

Total from investment operations	1.79		0.66		(1.23)	(1.35)	0.26	(2.66)	5.63

Less distributions:
Dividends from net investment income	(0.14)		(0.09)		(0.40)	(0.39)	(0.55)	(0.81)	(1.42)

Distributions from net realized gains	—		—		(0.69)	(0.73)	(0.70)	(1.16)	—

Total distributions	(0.14)		(0.09)		(1.09)	(1.12)	(1.25)	(1.97)	(1.42)

Net asset value, end of period	$24.18		$22.53		$21.96	$24.28	$26.75	$27.74	$32.37

Total return(a)	7.94%		2.99%		(4.85)%	(5.13)%	1.08%	(8.29)%	20.27%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$942,648		$786,180		$810,787	$1,080,197	$1,462,543	$2,326,899	$3,418,746

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.24	%(b)	1.24	%(c)	1.26%	1.49%	1.27%	1.00%	0.83	%(c)

Without fee waivers and expense reimbursements	1.50	%(b)	1.41	%(c)	1.50%	1.49%	1.27%	1.00%	0.84	%(c)

Ratio of net investment income to average net assets	1.24	%(b)	1.48	%(c)	1.90%	1.57%	1.98%	2.60%	2.61	%(c)

Portfolio turnover rate(d)	94%		47%		45%	54%	76%	49%	7%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b)	Ratios are annualized and based on average daily net assets of $952,099,992.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Institutional Class
	November 3, 2003 (Date sales commenced) to February 29, 2004

Net asset value, beginning of period	$22.77

Income from investment operations:
Net investment income	0.11

Net gains on securities (both realized and unrealized)	0.91

Total from investment operations	1.02

Less dividends from net investment income	(0.14)

Net asset value, end of period	$23.65

Total return(a)	4.47%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$11

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	0.99	%(b)

Without fee waivers and expense reimbursements	1.49	%(b)

Ratio of net investment income to average net assets	1.49	%(b)

Portfolio turnover rate(c)	94%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b)	Ratios are annualized and based on average daily net assets of $10,672.
(c)	Not annualized for periods less than one year.

NOTE 12—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. IFG currently serves as the investment advisor to INVESCO Variable Investment Funds, Inc. (“IVIF”). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF. On April 30, 2004, AIM will succeed IFG as the investment advisor to IVIF.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

NOTE 12—Legal Proceedings (continued)

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii)

violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel’s directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Total Return Fund (“Fund”), a portfolio of AIM Combination Stock & Bond Funds, Inc., (formerly INVESCO Combination Stock & Bond Funds, Inc. and AIM Combination Stock & Bond Funds, Inc.), (“Company”), a Maryland corporation, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003 and November 4, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Directors/Matter	Votes For	Withholding Authority

(1)*	Bob R. Baker Frank S. Bayley James T. Bunch Bruce L. Crockett Albert R. Dowden Edward K. Dunn, Jr. Jack M. Fields Carl Frischling Robert H. Graham Gerald J. Lewis Prema Mathai-Davis Lewis F. Pennock Ruth H. Quigley Louis S. Sklar Larry Soll, Ph.D. Mark H. Williamson	166,072,606 166,164,364 166,212,186 166,235,538 166,136,728 166,130,617 166,157,786 166,013,925 166,017,725 165,893,700 166,063,905 166,165,464 165,898,170 166,094,101 166,202,999 165,982,958	8,345,394 8,253,636 8,205,814 8,182,462 8,281,272 8,287,383 8,260,214 8,404,075 8,400,275 8,524,300 8,354,095 8,252,536 8,519,830 8,323,899 8,215,001 8,435,042

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.	12,537,007	166,328	236,509

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	12,525,090	171,652	243,102

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	148,629,307	7,983,718	17,804,975	**

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matters were then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)	Approval of a new Investment Advisory Agreement with AIM Advisors, Inc.	15,558,586	205,409	2,642,698

(2)	Approval of a new Sub-Advisory Agreement between AIM Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	15,540,458	199,339	2,666,896

(3)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	156,957,964	8,515,900	19,869,530	**

The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	160,392,815	8,623,357	20,168,480	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Combination Stock & Bond Funds, Inc.
**	Includes Broker Non-Votes

OTHER INFORMATION

Trustees and Officers

Board of Trustees	Officers	Office of the Fund

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn, Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph.D.

Mark H. Williamson

Robert H. Graham

Chairman and President

Mark H. Williamson

Executive Vice President

Kevin M. Carome

Senior Vice President, Secretary and Chief Legal Officer

Sidney M. Dilgren

Vice President and Treasurer

Robert G. Alley

Vice President

Stuart W. Coco

Vice President

Melville B. Cox

Vice President

Karen Dunn Kelley

Vice President

Edgar M. Larsen

Vice President

11 Greenway Plaza
Suite 100

Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Sub-Advisor

INVESCO Institutional (N.A.), Inc.

One Midtown Plaza

1360 Peachtree Street, N.E.

Suite 100

Atlanta, GA 30309

Transfer Agent

AIM Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

Counsel to the Fund

Ballard Spahr

Andrews & Ingersoll, LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Counsel to the Trustees

Kramer, Levin, Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022-3852

Distributor

A I M Distributors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Equity Fund5

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-TRE-SAR-1

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ITEM 2.	CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[Reserved]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There has been a material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant, formerly a Maryland corporation, was redomesticated as a Delaware statutory trust on November 25, 2003. As a Maryland corporation, the Registrant did not have such procedures in place. As part of the process of redomesticating as a Delaware statutory trust, the Registrant adopted new bylaws which include procedures that shareholders of the Registrant must follow in recommending nominees to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Registrant’s current bylaws, any shareholder may submit names of individuals to be considered by the Registrant’s Governance Committee or the Board, as applicable, provided: (i) that such person submits such names in a timely manner in compliance with the notice provisions set forth in the bylaws; (ii) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (iii) that the Governance

Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

Notice provisions set forth in the Registrant’s current bylaws require that any shareholder desiring to nominate a person for election as trustee at a shareholder meeting that has been called for the purpose of electing one or more trustees must submit to the secretary of the Registrant the nomination in writing at not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Registrant’s books, and of such beneficial owner; and (b) the number of shares of each series portfolio of the Registrant which are owned of record or beneficially by such shareholder and such beneficial owner.

The Registrant also adopted Shareholder Communication Procedures (the “Procedures”) on December 10, 2003. The Procedures are intended to set forth the process by which shareholders of the Registrant may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures; provided, however, that shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act, and communications made in connection with such proposals are not subject to the Procedures.

Pursuant to the Procedures, shareholders should send their communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual trustee of the Registrant to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of the Registrant’s Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for the Registrant and to counsel for the independent trustees of the Registrant. Counsel for the Registrant, upon receipt of their copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Registrant, working with the Chairs and counsel for the independent trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	As of March 22, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 22, 2004, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant of Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating go the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, changes in certain other controls have been implemented during such time period, involving such things as trade monitoring, fair value pricing, revising trading guidelines, and establishing redemption fees on trades in certain funds, which could affect the Registrant.

ITEM 11.	EXHIBITS.

11(a)(1)	Not applicable for semi-annual reports.

11(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

11(a)(3)	Not applicable.

11(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Combination Stock & Bond Funds

By:	/s/ Robert H. Graham

Robert H. Graham Principal Executive Officer

Date:	May 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert H. Graham

Robert H. Graham Principal Executive Officer

Date:	May 6, 2004

By:	/s/ Sidney M. Dilgren

Sidney M. Dilgren Principal Financial Officer

Date:	May 6, 2004

EXHIBIT INDEX

11(a)(1)	Not applicable for semi-annual reports.

11(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

11(a)(3)	Not applicable.

11(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.